Exhibit 10.22

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential

DEED OF VARIATION TO LOAN AGREEMENT

This Variation Deed is dated 9/10/2023.

Schedule

Agreement:	Loan Deed dated 20 January 2022 and Deed of Variation to Loan Agreement dated 3 January 2023
Parties to Deed:	Gelteq Limited ACN 619 501 254 (formerly Gelteq Pty Ltd); and ACK Pty Ltd ATF Markoff Superannuation Fund No.2
Variation Date:	9 October 2023

RECITALS

A.	The parties entered into the Loan Deed dated 20 January 2022.

B.	The parties entered into the Deed of Variation to the Loan Deed on 3 January 2023, extending the original loan term from 15 July 2023 to 15 July 2024.

C.	The parties to the Agreements wish to vary the Agreements, extending the loan term to 31 December 2024, as set out herein.

OPERATIVE PROVISIONS

1.	Definitions and Interpretation

(a)	Definitions

In this Variation Deed, unless the context requires otherwise, capitalised terms have the meaning set out below and, in the table, above.

Variation Deed means this document as executed between the parties and its schedules and annexures.

(b)	Interpretation

In this Variation Deed, unless the context requires otherwise:

(i)	each of the descriptions in the Schedule has the same meaning in the Agreement;

(ii)	any terms defined in the Agreement which are capitalised in this Variation Deed have the same meaning as set out in the Agreement, unless defined in clause 1(a);

(iii)	singular words include plural and vice versa; and

(iv)	words expressed in one gender include all genders.

2.	Variations to Deed

(a)	The parties agree to vary the Agreement in accordance with this Variation Deed, effective from the Variation Date.

(b)	The parties agree that this Variation Deed forms a valid instrument of variation under the Agreement.

(c)	Each party warrants and represents to the other that it has the power and authority to enter into this Variation Deed.

(d)	Except as varied in this Variation Deed and the Schedule, the parties agree that all other terms and conditions of the Agreement continue in full force and effect.

3.	Obligations

Effective from the Variation Date, the parties agree to each comply with their obligations under the Agreement, as varied by this Variation Deed, in the same way as if those obligations were repeated in full in this Variation Deed, with only those changes necessary for them to apply to this Variation Deed.

4.	Variations

The parties agree to vary the Agreement as follows, from the Variation Date:

No.	Item/Clause No.	Amendment
(a)	Clause 3(a)	Replace “15 July 2024”, a date which was varied by Clause 4 of the Variation to Loan Agreement dated 3 January 2023, with “31 December 2024”.

5.	Further Assurances

Each party must, from time to time and in a timely manner, do all things reasonably necessary (including obtaining consents and obtaining execution and completion of documents) to:

(a)	bind the parties under this Variation Deed and the Agreement; and

(b)	give full effect to this Variation Deed and the Agreement.

6.	General

(a)	No representations or warranties: The parties hereby acknowledge that no representations or warranties have been made other than those expressly recorded in this Variation Deed and that, in respect of this Variation Deed or any part of it including the transactions contemplated pursuant to this Variation Deed, no party has relied or will rely upon any representations or information, whether oral or written, previously provided to or discovered by it.

(b)	Costs: Each party agrees to pay its own costs in connection with the negotiation, signing and performance of this Variation Deed.

(c)	Counterparts: This document may be executed in a number of counterparts, all counterparts when put together will constitute one instrument. The parties agree that each party may sign this agreement by PDF or other electronic means and that such signature shall be binding on the party.

(d)	Joint obligations: If any person named in this Variation agreement is made up of more than one individual or corporation, they must all perform their obligations under this assignment jointly and severally.

(e)	No relationship: Except where expressly stated otherwise in this Variation Deed, this Variation Deed does not create a relationship of partnership, employment, trust or agency between the parties and no party has the authority to act on behalf of, or bind, any other party.

(f)	Severance: If any provision of this Variation Deed is prohibited by law or judged by a court to be unlawful, void or unenforceable, the provision shall, to the extent required, be severed from this Variation Deed and rendered ineffective as far as possible without modifying the remaining provisions of this Variation Deed and shall not in any way affect any other circumstances of or the validity or enforcement of this Variation Deed.

(g)	Waiver and variations: A failure by either party to take action to enforce its rights does not constitute a waiver of any right or remedy under this Variation Deed unless it is in writing signed by the party granting the waiver. This Variation Deed may only be varied in writing, signed by each party.

Executed as a Deed:

Signed, sealed and delivered by Gelteq Limited in accordance with section 127 of the Corporations Act 2001:

Director	/S/ Nathan Givoni
Print Full Name	Nathan Givoni

Director/Secretary	/S/ Simon Szewach
Print Full Name	Simon Szewach

Signed, sealed and delivered by ACK Pty Ltd ATF Markoff Superannuation Fund No.2 in accordance with section 127 of the Corporations Act 2001:

Director	/S/ Jeffrey Markoff
Print Full Name	Jeffrey Markoff

Director/Secretary	/S/ Authorized Signatory
Print Full Name	Authorized Signatory

DEED OF VARIATION TO LOAN AGREEMENT

This Variation Deed is dated 9/10/2023.

Schedule

Agreement:	Loan Deed dated 20 January 2022 and Deed of Variation to Loan Agreement dated 3 January 2023
Parties to Deed:	Gelteq Limited ACN 619 501 254 (formerly Gelteq Pty Ltd); and KDC Investments Pty Ltd ATF Lieb Family Superannuation Fund
Variation Date:	9 October 2023

RECITALS

A.	The parties entered into the Loan Deed dated 20 January 2022.

B.	The parties entered into the Deed of Variation to the Loan Deed on 3 January 2023, extending the original loan term from 15 July 2023 to 15 July 2024.

C.	The parties to the Agreements wish to vary the Agreements, extending the loan term to 31 December 2024, as set out herein.

OPERATIVE PROVISIONS

1.	Definitions and Interpretation

(a)	Definitions

In this Variation Deed, unless the context requires otherwise, capitalised terms have the meaning set out below and, in the table, above.

Variation Deed means this document as executed between the parties and its schedules and annexures.

(b)	Interpretation

In this Variation Deed, unless the context requires otherwise:

(v)	each of the descriptions in the Schedule has the same meaning in the Agreement;

(vi)	any terms defined in the Agreement which are capitalised in this Variation Deed have the same meaning as set out in the Agreement, unless defined in clause 1(a);

(vii)	singular words include plural and vice versa; and

(viii)	words expressed in one gender include all genders.

2.	Variations to Deed

(a)	The parties agree to vary the Agreement in accordance with this Variation Deed, effective from the Variation Date.

(b)	The parties agree that this Variation Deed forms a valid instrument of variation under the Agreement.

(c)	Each party warrants and represents to the other that it has the power and authority to enter into this Variation Deed.

(d)	Except as varied in this Variation Deed and the Schedule, the parties agree that all other terms and conditions of the Agreement continue in full force and effect.

3.	Obligations

Effective from the Variation Date, the parties agree to each comply with their obligations under the Agreement, as varied by this Variation Deed, in the same way as if those obligations were repeated in full in this Variation Deed, with only those changes necessary for them to apply to this Variation Deed.

4.	Variations

The parties agree to vary the Agreement as follows, from the Variation Date:

No.	Item/Clause No.	Amendment
(a)	Clause 3(a)	Replace “15 July 2024”, a date which was varied by Clause 4 of the Variation to Loan Agreement dated 3 January 2023, with “31 December 2024”.

5.	Further Assurances

Each party must, from time to time and in a timely manner, do all things reasonably necessary (including obtaining consents and obtaining execution and completion of documents) to:

(a)	bind the parties under this Variation Deed and the Agreement; and

(b)	give full effect to this Variation Deed and the Agreement.

6.	General

(a)	No representations or warranties: The parties hereby acknowledge that no representations or warranties have been made other than those expressly recorded in this Variation Deed and that, in respect of this Variation Deed or any part of it including the transactions contemplated pursuant to this Variation Deed, no party has relied or will rely upon any representations or information, whether oral or written, previously provided to or discovered by it.

(b)	Costs: Each party agrees to pay its own costs in connection with the negotiation, signing and performance of this Variation Deed.

(c)	Counterparts: This document may be executed in a number of counterparts, all counterparts when put together will constitute one instrument. The parties agree that each party may sign this agreement by PDF or other electronic means and that such signature shall be binding on the party.

(d)	Joint obligations: If any person named in this Variation agreement is made up of more than one individual or corporation, they must all perform their obligations under this assignment jointly and severally.

(e)	No relationship: Except where expressly stated otherwise in this Variation Deed, this Variation Deed does not create a relationship of partnership, employment, trust or agency between the parties and no party has the authority to act on behalf of, or bind, any other party.

(f)	Severance: If any provision of this Variation Deed is prohibited by law or judged by a court to be unlawful, void or unenforceable, the provision shall, to the extent required, be severed from this Variation Deed and rendered ineffective as far as possible without modifying the remaining provisions of this Variation Deed and shall not in any way affect any other circumstances of or the validity or enforcement of this Variation Deed.

(g)	Waiver and variations: A failure by either party to take action to enforce its rights does not constitute a waiver of any right or remedy under this Variation Deed unless it is in writing signed by the party granting the waiver. This Variation Deed may only be varied in writing, signed by each party.

Executed as a Deed:

Signed, sealed and delivered by Gelteq Limited in accordance with section 127 of the Corporations Act 2001:

Director	/S/ Nathan Givoni
Print Full Name	Nathan Givoni

Director/Secretary	/S/ Simon Szewach
Print Full Name	Simon Szewach

Signed, sealed and delivered by KDC Investments Pty Ltd ATF Lieb Family Superannuation Fund in accordance with section 127 of the Corporations Act 2001:

Director	/S/ Authorized Signatory
Print Full Name	Authorized Signatory

DEED OF VARIATION TO LOAN AGREEMENT

This Variation Deed is dated 9/10/2023.

Schedule

Agreement:	Loan Deed dated 20 January 2022 and Deed of Variation to Loan Agreement dated 3 January 2023
Parties to Deed:	Gelteq Limited ACN 619 501 254 (formerly Gelteq Pty Ltd); and Juergen Rochert
Variation Date:	9 October 2023

RECITALS

A.	The parties entered into the Loan Deed dated 20 January 2022.

B.	The parties entered into the Deed of Variation to the Loan Deed on 3 January 2023, extending the original loan term from 15 July 2023 to 15 July 2024.

C.	The parties to the Agreements wish to vary the Agreements, extending the loan term to 31 December 2024, as set out herein.

OPERATIVE PROVISIONS

1.	Definitions and Interpretation

(a)	Definitions

In this Variation Deed, unless the context requires otherwise, capitalised terms have the meaning set out below and, in the table, above.

Variation Deed means this document as executed between the parties and its schedules and annexures.

(b)	Interpretation

In this Variation Deed, unless the context requires otherwise:

(i)	each of the descriptions in the Schedule has the same meaning in the Agreement;

(ii)	any terms defined in the Agreement which are capitalised in this Variation Deed have the same meaning as set out in the Agreement, unless defined in clause 1(a);

(iii)	singular words include plural and vice versa; and

(iv)	words expressed in one gender include all genders.

2.	Variations to Deed

(a)	The parties agree to vary the Agreement in accordance with this Variation Deed, effective from the Variation Date.

(b)	The parties agree that this Variation Deed forms a valid instrument of variation under the Agreement.

(c)	Each party warrants and represents to the other that it has the power and authority to enter into this Variation Deed.

(d)	Except as varied in this Variation Deed and the Schedule, the parties agree that all other terms and conditions of the Agreement continue in full force and effect.

3.	Obligations

Effective from the Variation Date, the parties agree to each comply with their obligations under the Agreement, as varied by this Variation Deed, in the same way as if those obligations were repeated in full in this Variation Deed, with only those changes necessary for them to apply to this Variation Deed.

4.	Variations

The parties agree to vary the Agreement as follows, from the Variation Date:

No.	Item/Clause No.	Amendment
(a)	Clause 3(a)	Replace “15 July 2024”, a date which was varied by Clause 4 of the Variation to Loan Agreement dated 3 January 2023, with “31 December 2024”.

5.	Further Assurances

Each party must, from time to time and in a timely manner, do all things reasonably necessary (including obtaining consents and obtaining execution and completion of documents) to:

(a)	bind the parties under this Variation Deed and the Agreement; and

(b)	give full effect to this Variation Deed and the Agreement.

6.	General

(a)	No representations or warranties: The parties hereby acknowledge that no representations or warranties have been made other than those expressly recorded in this Variation Deed and that, in respect of this Variation Deed or any part of it including the transactions contemplated pursuant to this Variation Deed, no party has relied or will rely upon any representations or information, whether oral or written, previously provided to or discovered by it.

(b)	Costs: Each party agrees to pay its own costs in connection with the negotiation, signing and performance of this Variation Deed.

(c)	Counterparts: This document may be executed in a number of counterparts, all counterparts when put together will constitute one instrument. The parties agree that each party may sign this agreement by PDF or other electronic means and that such signature shall be binding on the party.

(d)	Joint obligations: If any person named in this Variation agreement is made up of more than one individual or corporation, they must all perform their obligations under this assignment jointly and severally.

(e)	No relationship: Except where expressly stated otherwise in this Variation Deed, this Variation Deed does not create a relationship of partnership, employment, trust or agency between the parties and no party has the authority to act on behalf of, or bind, any other party.

(f)	Severance: If any provision of this Variation Deed is prohibited by law or judged by a court to be unlawful, void or unenforceable, the provision shall, to the extent required, be severed from this Variation Deed and rendered ineffective as far as possible without modifying the remaining provisions of this Variation Deed and shall not in any way affect any other circumstances of or the validity or enforcement of this Variation Deed.

(g)	Waiver and variations: A failure by either party to take action to enforce its rights does not constitute a waiver of any right or remedy under this Variation Deed unless it is in writing signed by the party granting the waiver. This Variation Deed may only be varied in writing, signed by each party.

Executed as a Deed:

Signed, sealed and delivered by Gelteq Limited in accordance with section 127 of the Corporations Act 2001:

Director	/S/ Nathan Givoni
Print Full Name	Nathan Givoni

Director/Secretary	/S/ Simon Szewach
Print Full Name	Simon Szewach

Signed, sealed and delivered by Juergen Rochert in accordance with section 127 of the Corporations Act 2001:

/S/ Jurgen Rochert
Print Full Name	Juergen Rochert

DEED OF VARIATION TO LOAN AGREEMENT

This Variation Deed is dated 9/10/2023.

Schedule

Agreement:	Loan Deed dated 20 January 2022 and Deed of Variation to Loan Agreement dated 3 January 2023
Parties to Deed:	Gelteq Limited ACN 619 501 254 (formerly Gelteq Pty Ltd); and Jeffrey Olyniec
Variation Date:	9 October 2023

RECITALS

A.	The parties entered into the Loan Deed dated 20 January 2022.

B.	The parties entered into the Deed of Variation to the Loan Deed on 3 January 2023, extending the original loan term from 15 July 2023 to 15 July 2024.

C.	The parties to the Agreements wish to vary the Agreements, extending the loan term to 31 December 2024, as set out herein.

OPERATIVE PROVISIONS

1.	Definitions and Interpretation

(a)	Definitions

In this Variation Deed, unless the context requires otherwise, capitalised terms have the meaning set out below and, in the table, above.

Variation Deed means this document as executed between the parties and its schedules and annexures.

(b)	Interpretation

In this Variation Deed, unless the context requires otherwise:

(i)	each of the descriptions in the Schedule has the same meaning in the Agreement;

(ii)	any terms defined in the Agreement which are capitalised in this Variation Deed have the same meaning as set out in the Agreement, unless defined in clause 1(a);

(iii)	singular words include plural and vice versa; and

(iv)	words expressed in one gender include all genders.

2.	Variations to Deed

(a)	The parties agree to vary the Agreement in accordance with this Variation Deed, effective from the Variation Date.

(b)	The parties agree that this Variation Deed forms a valid instrument of variation under the Agreement.

(c)	Each party warrants and represents to the other that it has the power and authority to enter into this Variation Deed.

(d)	Except as varied in this Variation Deed and the Schedule, the parties agree that all other terms and conditions of the Agreement continue in full force and effect.

3.	Obligations

Effective from the Variation Date, the parties agree to each comply with their obligations under the Agreement, as varied by this Variation Deed, in the same way as if those obligations were repeated in full in this Variation Deed, with only those changes necessary for them to apply to this Variation Deed.

4.	Variations

The parties agree to vary the Agreement as follows, from the Variation Date:

No.	Item/Clause No.	Amendment
(a)	Clause 3(a)	Replace “15 July 2024”, a date which was varied by Clause 4 of the Variation to Loan Agreement dated 3 January 2023, with “31 December 2024”.

5.	Further Assurances

Each party must, from time to time and in a timely manner, do all things reasonably necessary (including obtaining consents and obtaining execution and completion of documents) to:

(a)	bind the parties under this Variation Deed and the Agreement; and

(b)	give full effect to this Variation Deed and the Agreement.

6.	General

(a)	No representations or warranties: The parties hereby acknowledge that no representations or warranties have been made other than those expressly recorded in this Variation Deed and that, in respect of this Variation Deed or any part of it including the transactions contemplated pursuant to this Variation Deed, no party has relied or will rely upon any representations or information, whether oral or written, previously provided to or discovered by it.

(b)	Costs: Each party agrees to pay its own costs in connection with the negotiation, signing and performance of this Variation Deed.

(c)	Counterparts: This document may be executed in a number of counterparts, all counterparts when put together will constitute one instrument. The parties agree that each party may sign this agreement by PDF or other electronic means and that such signature shall be binding on the party.

(d)	Joint obligations: If any person named in this Variation agreement is made up of more than one individual or corporation, they must all perform their obligations under this assignment jointly and severally.

(e)	No relationship: Except where expressly stated otherwise in this Variation Deed, this Variation Deed does not create a relationship of partnership, employment, trust or agency between the parties and no party has the authority to act on behalf of, or bind, any other party.

(f)	Severance: If any provision of this Variation Deed is prohibited by law or judged by a court to be unlawful, void or unenforceable, the provision shall, to the extent required, be severed from this Variation Deed and rendered ineffective as far as possible without modifying the remaining provisions of this Variation Deed and shall not in any way affect any other circumstances of or the validity or enforcement of this Variation Deed.

(g)	Waiver and variations: A failure by either party to take action to enforce its rights does not constitute a waiver of any right or remedy under this Variation Deed unless it is in writing signed by the party granting the waiver. This Variation Deed may only be varied in writing, signed by each party.

Executed as a Deed:

Signed, sealed and delivered by Gelteq Limited in accordance with section 127 of the Corporations Act 2001:

Director	/S/ Nathan Givoni
Print Full Name	Nathan Givoni

Director/Secretary	/S/ Simon Szewach
Print Full Name	Simon Szewach

Signed, sealed and delivered by Jeffrey Olyniec in accordance with section 127 of the Corporations Act 2001:

/S/ Jeffrey Olyniec
Print Full Name	Jeffrey Olyniec

DEED OF VARIATION TO LOAN AGREEMENT

This Variation Deed is dated 9/10/2023.

Schedule

Agreement:	Loan Deed dated 20 January 2022 and Deed of Variation to Loan Agreement dated 3 January 2023
Parties to Deed:	Gelteq Limited ACN 619 501 254 (formerly Gelteq Pty Ltd); and Andrew Vukosav Superannuation Account
Variation Date:	9 October 2023

RECITALS

A.	The parties entered into the Loan Deed dated 20 January 2022.

B.	The parties entered into the Deed of Variation to the Loan Deed on 3 January 2023, extending the original loan term from 15 July 2023 to 15 July 2024.

C.	The parties to the Agreements wish to vary the Agreements, extending the loan term to 31 December 2024, as set out herein.

OPERATIVE PROVISIONS

1.	Definitions and Interpretation

(a)	Definitions

In this Variation Deed, unless the context requires otherwise, capitalised terms have the meaning set out below and, in the table, above.

Variation Deed means this document as executed between the parties and its schedules and annexures.

(b)	Interpretation

In this Variation Deed, unless the context requires otherwise:

(i)	each of the descriptions in the Schedule has the same meaning in the Agreement;

(ii)	any terms defined in the Agreement which are capitalised in this Variation Deed have the same meaning as set out in the Agreement, unless defined in clause 1(a);

(iii)	singular words include plural and vice versa; and

(iv)	words expressed in one gender include all genders.

2.	Variations to Deed

(h)	The parties agree to vary the Agreement in accordance with this Variation Deed, effective from the Variation Date.

(i)	The parties agree that this Variation Deed forms a valid instrument of variation under the Agreement.

(j)	Each party warrants and represents to the other that it has the power and authority to enter into this Variation Deed.

(k)	Except as varied in this Variation Deed and the Schedule, the parties agree that all other terms and conditions of the Agreement continue in full force and effect.

3.	Obligations

Effective from the Variation Date, the parties agree to each comply with their obligations under the Agreement, as varied by this Variation Deed, in the same way as if those obligations were repeated in full in this Variation Deed, with only those changes necessary for them to apply to this Variation Deed.

4.	Variations

The parties agree to vary the Agreement as follows, from the Variation Date:

No.	Item/Clause No.	Amendment
(a)	Clause 3(a)	Replace “15 July 2024”, a date which was varied by Clause 4 of the Variation to Loan Agreement dated 3 January 2023, with “31 December 2024”.

5.	Further Assurances

Each party must, from time to time and in a timely manner, do all things reasonably necessary (including obtaining consents and obtaining execution and completion of documents) to:

(a)	bind the parties under this Variation Deed and the Agreement; and

(b)	give full effect to this Variation Deed and the Agreement.

6.	General

(a)	No representations or warranties: The parties hereby acknowledge that no representations or warranties have been made other than those expressly recorded in this Variation Deed and that, in respect of this Variation Deed or any part of it including the transactions contemplated pursuant to this Variation Deed, no party has relied or will rely upon any representations or information, whether oral or written, previously provided to or discovered by it.

(b)	Costs: Each party agrees to pay its own costs in connection with the negotiation, signing and performance of this Variation Deed.

(c)	Counterparts: This document may be executed in a number of counterparts, all counterparts when put together will constitute one instrument. The parties agree that each party may sign this agreement by PDF or other electronic means and that such signature shall be binding on the party.

(d)	Joint obligations: If any person named in this Variation agreement is made up of more than one individual or corporation, they must all perform their obligations under this assignment jointly and severally.

(e)	No relationship: Except where expressly stated otherwise in this Variation Deed, this Variation Deed does not create a relationship of partnership, employment, trust or agency between the parties and no party has the authority to act on behalf of, or bind, any other party.

(f)	Severance: If any provision of this Variation Deed is prohibited by law or judged by a court to be unlawful, void or unenforceable, the provision shall, to the extent required, be severed from this Variation Deed and rendered ineffective as far as possible without modifying the remaining provisions of this Variation Deed and shall not in any way affect any other circumstances of or the validity or enforcement of this Variation Deed.

(g)	Waiver and variations: A failure by either party to take action to enforce its rights does not constitute a waiver of any right or remedy under this Variation Deed unless it is in writing signed by the party granting the waiver. This Variation Deed may only be varied in writing, signed by each party.

Executed as a Deed:

Signed, sealed and delivered by Gelteq Limited in accordance with section 127 of the Corporations Act 2001:

Director	/S/ Nathan Givoni
Print Full Name	Nathan Givoni

Director/Secretary	/S/ Simon Szewach
Print Full Name	Simon Szewach

Signed, sealed and delivered by Andrew Vukosav Superannuation Account in accordance with section 127 of the Corporations Act 2001:

Director	/S/ Authorized Signatory
Print Full Name	Authorized Signatory

DEED OF VARIATION TO LOAN AGREEMENT

This Variation Deed is dated 9/10/2023.

Schedule

Agreement:	Loan Deed dated 20 January 2022 and Deed of Variation to Loan Agreement dated 3 January 2023
Parties to Deed:	Gelteq Limited ACN 619 501 254 (formerly Gelteq Pty Ltd); and 3 Frogs in A Pond Pty Ltd ATF GTG Superannuation Fund
Variation Date:	9 October 2023

RECITALS

A.	The parties entered into the Loan Deed dated 20 January 2022.

B.	The parties entered into the Deed of Variation to the Loan Deed on 3 January 2023, extending the original loan term from 15 July 2023 to 15 July 2024.

C.	The parties to the Agreements wish to vary the Agreements, extending the loan term to 31 December 2024, as set out herein.

OPERATIVE PROVISIONS

1.	Definitions and Interpretation

(a)	Definitions

In this Variation Deed, unless the context requires otherwise, capitalised terms have the meaning set out below and, in the table, above.

Variation Deed means this document as executed between the parties and its schedules and annexures.

(b)	Interpretation

In this Variation Deed, unless the context requires otherwise:

(i)	each of the descriptions in the Schedule has the same meaning in the Agreement;

(ii)	any terms defined in the Agreement which are capitalised in this Variation Deed have the same meaning as set out in the Agreement, unless defined in clause 1(a);

(iii)	singular words include plural and vice versa; and

(iv)	words expressed in one gender include all genders.

2.	Variations to Deed

(a)	The parties agree to vary the Agreement in accordance with this Variation Deed, effective from the Variation Date.

(b)	The parties agree that this Variation Deed forms a valid instrument of variation under the Agreement.

(c)	Each party warrants and represents to the other that it has the power and authority to enter into this Variation Deed.

(d)	Except as varied in this Variation Deed and the Schedule, the parties agree that all other terms and conditions of the Agreement continue in full force and effect.

3.	Obligations

Effective from the Variation Date, the parties agree to each comply with their obligations under the Agreement, as varied by this Variation Deed, in the same way as if those obligations were repeated in full in this Variation Deed, with only those changes necessary for them to apply to this Variation Deed.

4.	Variations

The parties agree to vary the Agreement as follows, from the Variation Date:

No.	Item/Clause No.	Amendment
(a)	Clause 3(a)	Replace “15 July 2024”, a date which was varied by Clause 4 of the Variation to Loan Agreement dated 3 January 2023, with “31 December 2024”.

5.	Further Assurances

Each party must, from time to time and in a timely manner, do all things reasonably necessary (including obtaining consents and obtaining execution and completion of documents) to:

(a)	bind the parties under this Variation Deed and the Agreement; and

(b)	give full effect to this Variation Deed and the Agreement.

6.	General

(a)	No representations or warranties: The parties hereby acknowledge that no representations or warranties have been made other than those expressly recorded in this Variation Deed and that, in respect of this Variation Deed or any part of it including the transactions contemplated pursuant to this Variation Deed, no party has relied or will rely upon any representations or information, whether oral or written, previously provided to or discovered by it.

(b)	Costs: Each party agrees to pay its own costs in connection with the negotiation, signing and performance of this Variation Deed.

(c)	Counterparts: This document may be executed in a number of counterparts, all counterparts when put together will constitute one instrument. The parties agree that each party may sign this agreement by PDF or other electronic means and that such signature shall be binding on the party.

(d)	Joint obligations: If any person named in this Variation agreement is made up of more than one individual or corporation, they must all perform their obligations under this assignment jointly and severally.

(e)	No relationship: Except where expressly stated otherwise in this Variation Deed, this Variation Deed does not create a relationship of partnership, employment, trust or agency between the parties and no party has the authority to act on behalf of, or bind, any other party.

(f)	Severance: If any provision of this Variation Deed is prohibited by law or judged by a court to be unlawful, void or unenforceable, the provision shall, to the extent required, be severed from this Variation Deed and rendered ineffective as far as possible without modifying the remaining provisions of this Variation Deed and shall not in any way affect any other circumstances of or the validity or enforcement of this Variation Deed.

(g)	Waiver and variations: A failure by either party to take action to enforce its rights does not constitute a waiver of any right or remedy under this Variation Deed unless it is in writing signed by the party granting the waiver. This Variation Deed may only be varied in writing, signed by each party.

Executed as a Deed:

Signed, sealed and delivered by Gelteq Limited in accordance with section 127 of the Corporations Act 2001:

Director	/S/ Nathan Givoni
Print Full Name	Nathan Givoni

Director/Secretary	/S/ Simon Szewach
Print Full Name	Simon Szewach

Signed, sealed and delivered by 3 Frogs in A Pond Pty Ltd ATF GTG Superannuation Fund in accordance with section 127 of the Corporations Act 2001:

Director	/S/ Authorized Signatory
Print Full Name	Authorized Signatory

DEED OF VARIATION TO LOAN AGREEMENT

This Variation Deed is dated 9/10/2023.

Schedule

Agreement:	Loan Deed dated 20 January 2022 and Deed of Variation to Loan Agreement dated 3 January 2023
Parties to Deed:	Gelteq Limited ACN 619 501 254 (formerly Gelteq Ply Ltd); and B&M Givoni Pty Ltd ATF B&M Givoni Superannuation Fund
Variation Date:	9 October 2023

RECITALS

A.	The parties entered into the Loan Deed dated 20 January 2022.

B.	The parties entered into the Deed of Variation to the Loan Deed on 3 January 2023, extending the original loan term from 15 July 2023 to 15 July 2024.

C.	The parties to the Agreements wish to vary the Agreements, extending the loan term to 31 December 2024, as set out herein.

OPERATIVE PROVISIONS

1.	Definitions and Interpretation

(a)	Definitions

In this Variation Deed, unless the context requires otherwise, capitalised terms have the meaning set out below and, in the table, above.

Variation Deed means this document as executed between the parties and its schedules and annexures.

(b)	Interpretation

In this Variation Deed, unless the context requires otherwise:

(i)	each of the descriptions in the Schedule has the same meaning in the Agreement;

(ii)	any terms defined in the Agreement which are capitalised in this Variation Deed have the same meaning as set out in the Agreement, unless defined in clause 1(a);

(iii)	singular words include plural and vice versa; and

(iv)	words expressed in one gender include all genders.

2.	Variations to Deed

(a)	The parties agree to vary the Agreement in accordance with this Variation Deed, effective from the Variation Date.

(b)	The parties agree that this Variation Deed forms a valid instrument of variation under the Agreement.

(c)	Each party warrants and represents to the other that it has the power and authority to enter into this Variation Deed.

(d)	Except as varied in this Variation Deed and the Schedule, the parties agree that all other terms and conditions of the Agreement continue in full force and effect.

3.	Obligations

Effective from the Variation Date, the parties agree to each comply with their obligations under the Agreement, as varied by this Variation Deed, in the same way as if those obligations were repeated in full in this Variation Deed, with only those changes necessary for them to apply to this Variation Deed.

4.	Variations

The parties agree to vary the Agreement as follows, from the Variation Date:

No.	Item/Clause No.	Amendment
(a)	Clause 3(a)	Replace “15 July 2024”, a date which was varied by Clause 4 of the Variation to Loan Agreement dated 3 January 2023, with “31 December 2024”.

5.	Further Assurances

Each party must, from time to time and in a timely manner, do all things reasonably necessary (including obtaining consents and obtaining execution and completion of documents) to:

(a)	bind the parties under this Variation Deed and the Agreement; and

(b)	give full effect to this Variation Deed and the Agreement.

6.	General

(a)	No representations or warranties: The parties hereby acknowledge that no representations or warranties have been made other than those expressly recorded in this Variation Deed and that, in respect of this Variation Deed or any part of it including the transactions contemplated pursuant to this Variation Deed, no party has relied or will rely upon any representations or information, whether oral or written, previously provided to or discovered by it.

(b)	Costs: Each party agrees to pay its own costs in connection with the negotiation, signing and performance of this Variation Deed.

(c)	Counterparts: This document may be executed in a number of counterparts, all counterparts when put together will constitute one instrument. The parties agree that each party may sign this agreement by PDF or other electronic means and that such signature shall be binding on the party.

(d)	Joint obligations: If any person named in this Variation agreement is made up of more than one individual or corporation, they must all perform their obligations under this assignment jointly and severally.

(e)	No relationship: Except where expressly stated otherwise in this Variation Deed, this Variation Deed does not create a relationship of partnership, employment, trust or agency between the parties and no party has the authority to act on behalf of, or bind, any other party.

(f)	Severance: If any provision of this Variation Deed is prohibited by law or judged by a court to be unlawful, void or unenforceable, the provision shall, to the extent required, be severed from this Variation Deed and rendered ineffective as far as possible without modifying the remaining provisions of this Variation Deed and shall not in any way affect any other circumstances of or the validity or enforcement of this Variation Deed.

(g)	Waiver and variations: A failure by either party to take action to enforce its rights does not constitute a waiver of any right or remedy under this Variation Deed unless it is in writing signed by the party granting the waiver. This Variation Deed may only be varied in writing, signed by each party.

Executed as a Deed:

Signed, sealed and delivered by Gelteq Limited in accordance with section 127 of the Corporations Act 2001:

Director	/S/ Nathan Givoni
Print Full Name	Nathan Givoni

Director/Secretary	/S/ Simon Szewach
Print Full Name	Simon Szewach

Signed, sealed and delivered by B&M Givoni Pty Ltd ATF B&M Givoni Superannuation Fund in accordance with section 127 of the Corporations Act 2001:

Director	/S/ Authorized Signatory
Print Full Name	Authorized Signatory

Director	/S/ Authorized Signatory
Print Full Name	Authorized Signatory